THE COLONIAL FUND
                           COLONIAL GLOBAL EQUITY FUND
                      COLONIAL INTERNATIONAL HORIZONS FUND
                        COLONIAL STRATEGIC BALANCED FUND
                         COLONIAL GLOBAL UTILITIES FUND
                           COLONIAL SELECT VALUE FUND
                          COLONIAL SMALL CAP VALUE FUND
                            COLONIAL U.S. STOCK FUND

                           Supplement to Prospectuses

Effective immediately, Liberty Financial Investments, Inc. (Distributor) will pay an additional 1% commission (total commission of 5%) to financial service firms on sales of Class B shares of the above Funds to their clients or customers. The commission will be made directly by the Distributor from its assets and will not effect the expenses paid by Fund shareholders. Financial service firms may waive receipt of all or any portion of these payments.


D-43/978E-0398                       March 30, 1998